                                                                     EXHIBIT 4.2

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NUMBER                                              [LOGO FOR INTERTRUST(R)]                                   SHARES
                                                              The MetaTrust Utility(TM)
ITR
------------------------                                                                                 ---------------------------
THIS CERTIFICATE IS TRANSFERABLE IN    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SEE REVERSE FORE CERTAIN DEFINITIONS
   BOSTON, MA OR NEW YORK, NY                                                                                      CUSIP 46113Q 10 9
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This Certifies that


is the owner of
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                             FULLY PAID AND NONSASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

--------------------------------------------                                     ---------------------------------------------------
-------------------------------------------- InterTrust Technologies Corporation ---------------------------------------------------
--------------------------------------------                                     ---------------------------------------------------
       transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
      Dated

        /s/ Erwin N. Lenowitz                                                 /s/ Victor Shear
             SECRETARY          [Seal of InterTrust                  PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 Technologies Corporation]
                                                                                            COUNTERSIGNED AND REGISTERED:
                                                                                                     BankBoston, N.A.
                                                                                                        Transfer Agent and Registrar
                                                                                            BY
                                                                                                    AUTHORIZED SIGNATURE
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

                      InterTrust Technologies Corporation

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                     UNIF GIFT MIN ACT --                Custodian
TEN ENT -- as tenants by the entireties                                 ---------------          ---------------
JT TEN  -- as joint tenants with right of                                   (Cust)                    (Minor)
           survivorship and not as tenants                               under Uniform Gifts to Minors
           in common                                                     Act
                                                                            ------------------------------------
                                                                                        (State)
                                                     UNIF TRF MIN ACT --             Custodian (until age        )
                                                                        ------------                     --------
                                                                         (Cust)
                                                                                          under Uniform Transfers
                                                                      -------------------
                                                                            (Minor)
                                                                      to Minors Act
                                                                                   -----------------------------
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

---------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                       Shares
----------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------

                         X
                          ------------------------------------------------------
                         X
                          ------------------------------------------------------
                          THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                  NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                          CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  -------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.